Exhibit 10.26

   THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

ROCKET PHARMACEUTICALS, INC.

WARRANT TO PURCHASE SHARES

   This Warrant (this “Warrant”) is issued to Neptune Consulting, LLC (“Neptune”) by Rocket Pharmaceuticals, Inc., a Delaware corporation (the “Company”), as of December 17, 2021 (the “Effective Date”), in connection with the holder’s provision of consulting services to the Company pursuant to the consulting agreement, dated as of December 18, 2020 (the “Consulting Agreement”).

1.
Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to 153,155 shares, as adjusted pursuant to Section 7 below (the “Shares”), of the Company’s common stock, par value

$0.01 per share (the “Common Stock”), at the Exercise Price (as defined below). Any future warrants granted pursuant to the Consulting Agreement may provide for more or less shares.

2.	Definitions.

a.
Change of Control. The term “Change of Control” shall mean (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions with the Company (including, without limitation, any stock purchase, reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company); or (ii) a sale of all or substantially all of the assets of the Company, unless the Company’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (solely by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity.

b.
Exercise Price. The exercise price for the Shares shall be $22.51 per Share, as adjusted for any stock splits, dividends, combinations and the like as provided in Section 7 below (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

3.
Change of Control. In the event of a Change of Control, the holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Change of Control if it had been, immediately prior to such Change of Control, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein, and the holder of this Warrant shall no longer have the right to receive Warrant Shares upon exercise of this Warrant.

4.	Exercise.

a.	Method of Exercise. While this Warrant remains outstanding and exercisable, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

i.	the surrender of the Warrant, together with a notice of exercise to the Secretary of the Company at its principal offices; and

ii.	the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

iii.
In lieu of exercising this Warrant as specified in this Section 4(a)(ii), the holder may convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares issuable upon exercise of this Warrant (or lesser number of shares in the case of a partial exercise) minus the aggregate Exercise Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be the closing price of the Shares reported for the business day immediately before the holder delivers its notice of exercise to the Company

b.
Exercise Period. This Warrant shall be immediately exercisable upon the Effective Date in the amount of 153,155 Shares. This Warrant shall cease to be exercisable upon the expiration of this Warrant pursuant to Section 16 hereof.

5.
Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates or book-entry notations for the number of Shares so purchased and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired, shall be issued as soon as practicable thereafter.

6.	Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable.

7.
Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

a.
Subdivisions, Combinations and Other Issuances. If the Company declares or pays a dividend or distribution on the shares of Common Stock payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, the holder shall receive, without additional cost to the holder, the total number and kind of securities and property which holder would have received had the holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of Common Stock by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Exercise Price shall be proportionately decreased. If the outstanding shares of Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased and the number of Shares shall be proportionately decreased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

b.
Reclassification, Reorganization and Consolidation. Upon any event whereby all of the outstanding shares of Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant.

c.
Notice of Adjustment and Certain Events. The Company shall provide the holder with not less than 5 days prior written notice of, including a description of the material facts surrounding, any of the following events: (a) declaration of any dividend or distribution upon its Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) offering for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) effecting any reclassification or recapitalization of Common Stock; (d) the merger or consolidation with or into any other corporation, or sale, lease, license, or conveyance of all or substantially all of its assets, or liquidation, dissolution or winding up; or (e) when any other adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, or in the Exercise Price. When any adjustment is required to be made in the number or kind of shares purchaseable upon exercise of this Warrant, or in the Exercise Price, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate to the holder of this Warrant in accordance with the notice provisions of Section 17. The certificate shall set forth such adjustment or readjustment and indicate the number of shares of Common Stock and the Exercise Price in effect after such adjustment or readjustment. The provisions of this Section 7(c) shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

8.
No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9.
Reservation of Shares. During the period between the Effective Date and the Expiration Date, the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock or other securities constituting Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Shares issuable upon the exercise of this Warrant, and the par value per Share shall at all times be less than or equal to the applicable Exercise Price.

10.
Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken. The Company will pay all original issue and transfer taxes, if any, with respect to the issue and delivery of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith.

11.	Representations and Warranties by the Holder. The holder of this Warrant represents and warrants to the Company as follows:

a.
This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the holder of this Warrant shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

b.
The holder of this Warrant understands that this Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(a)(2) thereof, and that they must be held by the holder indefinitely, and that the holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

c.
The holder of this Warrant has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

d.
The holder of this Warrant is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The holder of this Warrant further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the holder of this Warrant or to which the holder has access.

e.	The holder of this Warrant is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

f.	The holder of this Warrant is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

12.	Restrictive Legend. The Shares shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

13.	Warrants Transferable.

a.
This Warrant, and any Shares issued hereunder, may not be sold, assigned or otherwise transferred by the holder hereof until six months after the Effective Date, except for an assignment or transfer of this Warrant, in whole or in part, by Neptune to an affiliate of Neptune, excluding any affiliate of the Company that is a natural person. Thereafter, this Warrant and the Shares may be offered, sold or otherwise transferred or disposed, in whole or in part, by the holder. Any sale, transfer or assignment of this Warrant or the Shares issued hereunder shall be subject to compliance with the terms and conditions of Section 13(b) and applicable federal and state securities laws.

b.
Any transfer of this Warrant shall require surrender of this Warrant properly endorsed or accompanied by written instructions of transfer. With respect to any offer, sale or other disposition of this Warrant or the Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the holder’s counsel, or other evidence, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law; provided, however, that (i) the Company shall not require the holder to provide an opinion of counsel if the transfer is to any affiliate of the holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act, and additionally, (ii) the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify the holder that the holder may sell or otherwise dispose of this Warrant or the Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 13 that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Each certificate representing this Warrant or Shares transferred in accordance with this Section 13 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

14.	Reserved.

15.	No Rights as Stockholder. The holder of this Warrant, as a holder of this Warrant, will not have any voting rights or other rights of a stockholder of the Company until exercise of this Warrant.

16.
Expiration of Warrant. This Warrant shall be exercisable in whole or in part, at any time and from time to time, until ten years from the original issue date of this Warrant (the “Expiration Date”). If this Warrant has not been exercised prior to the Expiration Date, this Warrant shall be deemed to have been automatically exercised on the Expiration Date by “cashless” conversion pursuant to Section 4(a)(iii).

17.
Notices. Any notice, consent, claim, demand, waiver, or other communication under this Warrant have legal effect only if in writing and addressed to a party to the address set forth below (or to such other address or such other person that a party may designate for itself from time to time in accordance with this Section). Notices sent in accordance with this Section will be deemed effectively given: (a) when received, if delivered by hand, with signed confirmation of receipt; (b) when received, if sent by a nationally recognized overnight courier, signature required; (c) when sent, if by email, (in each case, with confirmation of transmission), if sent during the addressee's normal business hours, and on the next business day, if sent after the addressee's normal business hours; and (d) on the third day after the date mailed by certified or registered mail, return receipt requested, postage prepaid.

Neptune:
c/o RTW Investments, LP
40 10th Avenue, Floor 7
New York, NY 10014
Attention: Legal Department

with a copy to Neptune’s counsel:
Gibson, Dunn & Crutcher LLP
555 Mission Street
Suite 3000
San Francisco, CA 94105
Attention: Ryan A. Murr

Company:
Rocket Pharmaceuticals, Inc.
9 Cedar Brook Drive
Cranbury, NJ 08512
Attention: Chief Executive Officer

18.
Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

19.
Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ROCKET PHARMACEUTICALS, INC.

By:
Name: Gaurav Shah
Title: President & CEO

EXHIBIT A

NOTICE OF EXERCISE

TO:    ROCKET PHARMACEUTICALS, INC.

Attention: Chief Executive Officer

1.	The undersigned hereby elects to purchase Shares pursuant to the terms of the attached Warrant.

2.	Method of Exercise (Please initial the applicable blank):

☐
The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

☐	The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4(a)(iii) of the Warrant.

3.	Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.
The undersigned hereby represents and warrants that all representations and warranties of the undersigned set forth in Section 11 of the attached Warrant (including Section 11(f) thereof) are true and correct as of the date hereof.

(Signature)

(Name)

(Title)

(Date)

EXHIBIT B

FORM OF TRANSFER
(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                     the right represented by the attached Warrant to purchase                           shares of Common Stock of Rocket Pharmaceuticals, Inc. to which the attached Warrant relates, and appoints               Attorney to transfer such right on the books of                   , with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant) Address:

Signed in the presence of: